CAPITAL INCOME BUILDER

FIRST-QUARTER REPORT
for the three months ended

January 31, 1997

[Capital Income Builder logo]

[The American Funds Group(r)]

Capital Income Builder(r) seeks to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.



FELLOW INVESTORS:

     We are pleased to inform you that Capital Income Builder's March divid end will result in a 1.8% increase in income for most shareholders, continuing the fund's record of increasing distributions in every quarter of its lifetime. The per-share dividend remains unchanged from the December distribution of 46.5 cents. However, shareholders who received the December dividend also received a capital gain distribution of 73 cents per share, which was about 1.8% of the net asset value at the time. For the vast majority of shareholders, who reinvest their distributions, that distribution increased their number of shares by 1.8% and their total March income payment by the same amount.

     The 1.8% March increase in income is actually greater than most previous quarterly dividend increases. Based on Board action today, the June dividend will increase by 0.5 cents to 47 cents per share, which, as you can see in the chart below, has been the pattern of regular dividend increases over most of the fund's lifetime. This June increase in income would be 1.1%.

     Capital Income Builder remains committed to its stated objectives of providing current income above that paid by stocks generally and providing growing income that will outpace inflation over the long term.

     At the present time, CIB's current dividend rate is roughly 4.5% of net asset value - considerably above the 1.9% dividend rate of the overall stock market, as measured by Standard & Poor's 500 Composite Index. Moreover, the March 1997 dividend is 5.4% greater than the one paid in March 1996, assuming capital gains were reinvested.

[signature]
Jon B. Lovelace
Chairman of the Board
March 5, 1997


[chart]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
(cents per share)
(Index: December 1987 = 100)

                                          Additional income earned
                                          on initial shares if the          Inflation=
                                          capital gain distributions        Consumer Price
                                          paid in December 1991, 1992,      Index (through
                         Dividend         1993, 1994, 1995 and 1996         December 1996)
Fiscal Quarters          (right axis)     were reinvested (left axis)       (right axis)
4 Aug-Oct 1987           22*              -                                 -
1 Nov-Jan 1988           28               -                                 100
2 Feb-Apr 1988           28.5             -                                 101
3 May-Jul 1988           29               -                                 102.3
4 Aug-Oct 1988           29.5             -                                 103.8
1 Nov-Jan 1989           30               -                                 104.4
2 Feb-Apr 1989           30.5             -                                 106
3 May-Jul 1989           31               -                                 107.5
4 Aug-Oct 1989           31.5             -                                 108.3
1 Nov-Jan 1990           32.5             -                                 109.3
2 Feb-Apr 1990           33               -                                 111.5
3 May-Jul 1990           33.5             -                                 112.6
4 Aug-Oct 1990           34               -                                 115
1 Nov-Jan 1991           34.5             -                                 115.9
2 Feb-Apr 1991           35               -                                 117
3 May-Jul 1991           35.5             -                                 117.9
4 Aug-Oct 1991           36               -                                 118.9
1 Nov-Jan 1992           36.5             -                                 119.5
2 Feb-Apr 1992           37               .3                                120.7
3 May-Jul 1992           37.5             .3                                121.5
4 Aug-Oct 1992           38               .3                                122.4
1 Nov-Jan 1993           38.5             .3                                123
2 Feb-Apr 1993           39               .5                                124.4
3 May-Jul 1993           39.5             .5                                125.1
4 Aug-Oct 1993           40               .5                                125.7
1 Nov-Jan 1994           40.5             .5                                126.3
2 Feb-Apr 1994           41               .6                                127.6
3 May-Jul 1994           41.5             .6                                128.2
4 Aug-Oct 1994           42               .6                                129.5
1 Nov-Jan 1995           42.5             .6                                129.7
2 Feb-Apr 1995           43               .8                                131.2
3 May-Jul 1995           43.5             .8                                132.1
4 Aug-Oct 1995           44               .8                                132.8
1 Nov-Jan 1996           44.5             .8                                133
2 Feb-Apr 1996           45               1.4                               134.9
3 May-Jul 1996           45.5             1.5                               135.8
4 Aug-Oct 1996           46               1.5                               136.7
1 Nov-Jan 1997           46.5             1.5                               137.4
2 Feb-Apr 1997           46.5             2.4

* After less than a full quarter of operations
[end chart]


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's average annual compound returns with all distributions reinvested as of December 31, 1996, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods: Since inception on July 30, 1987: +11.94% a year; 5 years: +11.44% a year; 12 months:
+10.88%. The fund's 30-day SEC yield as of January 31, 1997 was 4.02%. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

Litho in USA  TAG/ALI/3380
(c)1997 American Funds Distributors, Inc.
Lit. No. CIB-012-0397